Exhibit 23.1
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 13, 2002 relating to the financial statements, which appears in HomeFed Corporation's Annual Report to Stockholders on Form 10-K for the year ended December 31, 2001.





/s/ PricewaterhouseCoopers LLP

New York, New York
July 19, 2002